ALPS ETF TRUST

Alerian MLP ETF (NYSE ARCA: AMLP)

(THE “FUND”)

SUPPLEMENT DATED JUNE 29, 2018

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL

INFORMATION (THE “SAI”) DATED MARCH 31, 2018, AS SUPPLEMENTED

Effective June 29, 2018, the Fund is changing its primary benchmark for performance comparison purposes from the S&P 500 Index to the Alerian MLP Index. In addition, effective June 29, 2018, the breakpoints to the Fund’s unitary management fee will change. Therefore, the disclosures contained in the Summary Prospectus, Prospectus and SAI are modified as follows:

Summary Prospectus and Prospectus

The “Average Annual Total Returns” table in the Fund’s Summary Prospectus and Prospectus is hereby deleted and replaced with the following table:

Average Annual Total Returns
For periods ended December 31, 2017

	1 Year	5 Years	Since Inception (August 25, 2010)
Return Before Taxes	(7.80)%	(0.53)%	2.41%
Return After Taxes on Distributions	(7.80)%	(0.72)%	2.26%
Return After Taxes on Distributions and Sale of Fund Shares	(4.42)%	(0.36)%	1.91%
Alerian MLP Infrastructure Index* (reflects no deduction for fees, expenses or taxes)	(8.81)%	0.59%	4.93%
Alerian MLP Index*(1) (reflects no deduction for fees, expenses or taxes)	(6.52)%	(0.06)%	4.42%
S&P 500® Index*(1) (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	15.95%
*	Index performance shown in the table is the total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

(1)	Effective June 29, 2018, the Fund replaced the S&P 500 Index as the Fund’s primary benchmark for performance comparison purposes. The Adviser made this recommendation to the Board because the Fund’s new primary benchmark, the Alerian MLP Index, more closely aligns with the Fund’s investment strategies and investment restrictions. Returns for both benchmarks will be shown for a transition period.

Statutory Prospectus

The second paragraph and the table under the section titled “Investment Advisory Services” are hereby deleted and replaced with the following information:

Pursuant to each Advisory Agreement, the Alerian MLP ETF pays the Adviser a unitary fee of 0.85% and the Alerian Energy Infrastructure ETF pays the Adviser a unitary fee of 0.65% for the services and facilities it provides payable on a monthly basis as a percentage of the relevant Fund’s average daily net assets. Fees are subject to the following breakpoints:

Fund	Advisory Fee
Alerian MLP ETF	Assets below $10 billion	0.85%
	Assets between $10 - $15 billion	0.80%
	Assets between $15 - $20 billion	0.70%
	Assets between $20 - $25 billion	0.55%
	Assets above $25 billion	0.40%
Alerian Energy Infrastructure ETF		0.65%

Statement of Additional Information

The fifth paragraph under the under the section titled “Investment Advisory Services” is hereby deleted in its entirety.

Finally, the second footnote to the first table under the “Management—Investment Advisory Agreement” section in the SAI is hereby deleted and replaced with the following:

** With respect to the Alerian MLP ETF, the unitary advisory fee as a percentage of net assets is subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 70 basis points (0.70%) for average net assets greater than $15 billion up to and including $20 billion, (iv) 55 basis points (0.55%) for average net assets greater than $20 billion up to and including $25 billion, and (v) 40 basis points (0.40%) for average net assets greater than $25 billion. Prior to June 29, 2018, the unitary advisory fee as a percentage of net assets was subject to the following breakpoints: (i) 85 basis points (0.85%) for average net assets up to and including $10 billion, (ii) 80 basis points (0.80%) for average net assets greater than $10 billion up to and including $15 billion, (iii) 75.5 basis points (0.755%) for average net assets greater than $15 billion up to and including $20 billion, and (iv) 71.5 basis points (0.715%) for average net assets greater than $20 billion.

 *          *          *

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.